CERTIFICATION PURSUANT TO 18 USC, SECTION 1350, AS ADOPTED PURSUANT TO SECTION
                     906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Quarterly Report of Renhuang Pharmaceuticals, Inc. (the "Company") on Form 10-KSB for the fiscal year ended April 30, 2006, as filed with the Securities and Exchange Commission on or about the date hereof (the "Report"), I, Leo Wang, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  August 14, 2006                    /s/ Leo Wang
                                          -----------------------------
                                          By: Leo Wang
                                          Its: Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to Renhuang Pharmaceuticals, Inc. and will be retained by Renhuang Pharmaceuticals, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.